Segment Information	12 Months Ended
Dec. 31, 2019
Segment Reporting [Abstract]
Segment information
19. Segment Information
As disclosed in Note 2(z), operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker (“CODM”), or decision making group, in deciding how to allocate resources and in assessing performance. The Group’s CODM is the Chief Executive Officer. The Group’s organizational structure is based on a number of factors that the CODM uses to evaluate, view and run its business operations which include, but are not limited to, customer base, homogeneity of products and technology. The Group’s operating segments are based on this organizational structure and information reviewed by the Group’s CODM to evaluate the operating segment results.
The Group reports two reportable segments-learning services and products and online marketing services. The Group currently does not allocate operating expenses or assets to its segments, as its CODM does not use such information to allocate resources or evaluate the performance of the operating segments.
The table below provides a summary of the Group’s segment results for the years ended December 31, 2017, 2018 and 2019.

	For the year ended December 31,
	2017	2018	2019
	RMB	RMB	RMB
Net revenues
Learning services and products	149,915	428,716	851,870
Online marketing services	305,831	302,882	453,013

Total net revenues	455,746	731,598	1,304,883

Cost of revenues
Learning services and products	139,600	335,127	620,669
Online marketing services	154,207	180,006	313,592

Total cost of revenues	293,807	515,133	934,261

Gross margin
Learning services and products	7%	22%	27%
Online marketing services	50%	41%	31%
Total gross margin	36%	30%	28%